SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 20, 2003
Date of Report (Date of earliest event reported)

CIENA Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21969 (Commission File No.)	23-2725311 (IRS Employer Identification No.)

1201 Winterson Road, Linthicum, Maryland 21090
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(410) 865-8500

Not applicable
(Former name or former address, if changed since last report)

Exhibit Index on Page 2

Item 7. Financial Statements and Exhibits.

     99.1 Press Release, issued February 20, 2003.

Item 9. Regulation FD Disclosure.

     On February 20, 2003, CIENA Corporation issued the press release attached hereto as Exhibit 99.1 concerning preliminary unaudited results for its fiscal first quarter ended January 31, 2003. The press release is incorporated herein by this reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Date:	February 20, 2003	By:	/s/ RUSSELL B. STEVENSON, JR. Russell B. Stevenson, Jr. Senior Vice President, General Counsel and Secretary